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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Ted Drysdale, Chief Executive Officer of NexPrise, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

                  (1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 17, 2003                         /s/  Ted Drysdale
                                              Ted Drysdale
                                              President, Chief Executive Officer
                                              and Chairman of the Board